Comerica Incorporated

May & June 2014
Investor Presentation

Safe Harbor Statement

Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "contemplates," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on course," "trend," "objective," "looks forward," "projects," "models" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including changes in interest rates; volatility and disruptions in global capital and credit markets; changes in Comerica's credit rating; the interdependence of financial service companies; changes in regulation or oversight; unfavorable developments concerning credit quality; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers; operational difficulties, failure of technology infrastructure or information security incidents; the implementation of Comerica's strategies and business initiatives; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; competitive product and pricing pressures among financial institutions within Comerica's markets; changes in customer behavior; any future strategic acquisitions or divestitures; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires and floods; changes in accounting standards and the critical nature of Comerica's accounting policies. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to "Item 1A. Risk Factors" beginning on page 12 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2013. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

2

Comerica: A Brief Overview

- 22nd largest U.S. financial holding company[1]
- $66 billion in assets
- Strong presence in Texas, California, and Michigan
- Three primary lines of business: Business Bank, Retail Bank, and Wealth Management
- Founded 164 years ago
- Strong capital position
  - Estimated Basel III Tier 1 common capital ratio[2]: 10.3%

Loans by Business Line
(1Q14 Average)


Business Bank
$34.9B
77%
Retail Bank
$5.4B
12%
Wealth Management
$4.8B
11%

Loans by Geography
(1Q14 Average)


California
$14.8B
33%
Texas
$10.4B
23%
Michigan
$13.5B
30%
Other Markets
$6.4B
14%

At 3/31/14 • [1]Source: SNL Financial. At 12/31/13 • [2]See Supplemental Financial Data slides for reconciliation of non-GAAP financial measures. Estimated ratios based on the standardized approach in the final rule and excluding most elements of accumulated other comprehensive income (AOCI)

Comerica Bank

3

Well Positioned for the Future

Growing Loans & Fee Income
- Positioned **in faster growing markets and industries**
- Cross sell helping to drive fee income

Maintaining Pricing Discipline
- **Lowest cost deposits** and largest percentage of funding from DDA among peers
- **Holding** new and renewed **loan spreads**

Controlling Expenses
- Continued **tight expense control**

Active in Managing Capital
- **Strong capital base;** Well positioned for Basel III capital rules
- Continue **share buyback; Increased dividend**[2]

Maintaining Asset Quality
- **Strong credit culture** leads to **solid credit metrics**
- **Weathered cycle** well relative to peers

Positioned for Rising Rates
- **200 bps increase** in rates expected to result in **>10% increase in net interest income**[1]

As of 3/31/14 • [1]Analysis based on non-parallel gradual increase in interest rates over 12 months; For methodology see the Company's Form 10Q for the quarter ended 3/31/14, as filed with the SEC • [2]Increased quarterly dividend to $0.20 per share in 2Q14.

Comerica Bank

4

Financial Summary

	1Q14	4Q13	1Q13
Diluted income per common share[1]	$0.73	$0.62	$0.70
Net interest income	$410	$430	$416
Loan accretion	12	23	11
Provision for credit losses	9	9	16
Noninterest income	208	219	213
Noninterest expenses	406	473	416
Litigation-related expenses	3	52	3
Net income	139	117	134
Total average loans	$45,075	$44,054	$44,617
Total average deposits	52,770	52,769	50,692
Tier 1 common capital ratio[2]	10.58%	10.64%	10.37%
Basel III Tier 1 common capital ratio[2,3]	10.3%	10.3%	10.1%
Average diluted shares (millions)	*187*	*186*	*187*

$ in millions, except per share data • [1]Calculated using net income attributable to common shares • [2]See Supplemental Financial Data slides for a reconciliation of non-GAAP financial measures • [3]Estimated ratios based on the standardized approach in the final rule and excluding most elements of accumulated other comprehensive income (AOCI)

Comerica Bank

5

First Quarter 2014 Results

	1Q14	Change From 4Q13	Change From 1Q13
Total average loans	45,075	1,021	458
Commercial loans	28,362	679	306
Total average deposits	52,770	1	2,078
Noninterest-bearing deposits	23,236	(296)	1,730
Net interest income	410	(20)	(6)
Loan accretion	12	(11)	1
Provision for credit losses	9	--	(7)
Net loan charge-offs	12	(1)	(12)
Noninterest income	208	(11)	(5)
Customer-driven fee income	184	(6)	(1)
Noninterest expenses	406	(67)	(10)
Net income	139	22	5
Shares repurchased[1]	1.5MM shares or $72MM		

Key Performance Drivers

- Loan growth across footprint & nearly all businesses lines
- Net interest income declined with lower accretion & nonaccrual interest collected as well as 2 fewer days; loan growth & lower funding costs offset lower loan yields
- Credit quality remained strong
- Customer-driven fees impacted by slower syndication activity
- Noninterest expenses decreased from unusually high litigation-related expenses in 4Q13, decline in pension expense & continued drive for efficiency

$ in millions • 1Q14 compared to 4Q13 • [1]Shares repurchased under the share repurchase program

Comerica Bank

6

Recent Award Announcements

BEST US REGIONAL BANKS

GLOBAL FINANCE

Best Regional Bank: Southwest

Based on:
- Assets
- Profitability
- Strategic Relationships
- Customer Service
- Competitive Pricing
- Innovative Products

GREENWICH ASSOCIATES
Greenwich Excellence 2013

2013 Greenwich Awards Most Awards of any US Bank	Middle Market[1]	Small Business[2]
Overall Satisfaction	✓	✓[3]
Relationship Manager Capability	✓	✓
Financial Stability	✓	✓
Investment Banking	✓	
International Service	✓	
Likelihood to Recommend	✓	
Personal Banking Satisfaction	✓	
Treasury Management:		
• Overall Satisfaction	✓	✓
• Accuracy of Operations	✓	✓
• Customer Service	✓	✓
• Product Capabilities	✓	
• Sales Specialist Performance	✓	

[1]Based on nearly 14,000 interviews with businesses with sales of $10-$500MM across the country • [2]Based on over 17,000 interviews with businesses with sales $1-$10MM across the country • [3]Overall Satisfaction – West. Comparisons are based on only those banks operating in each region.

Comerica Bank

7

Banking Center Footprint Has Evolved
Reflecting Our Balanced Growth Strategy

Banking Centers By State[1]


215
136
105
9
18
2003
72%
14%
12%
2%
360 Banking Centers
1Q14
44%
28%
22%
4%
2%
483 Banking Centers

[1]At 3/31/14

Comerica Bank

8

Loan Growth in All Primary Markets


Average Loans
10.1
10.2
9.9
9.8
10.4
+6%
1Q13 2Q13 3Q13 4Q13 1Q14
Average Deposits
10.0
10.2
10.3
10.5
10.9
+3%
1Q13 2Q13 3Q13 4Q13 1Q14
Average Loans
13.5
13.9
14.0
14.4
14.8
+3%
1Q13 2Q13 3Q13 4Q13 1Q14
Average Deposits
14.4
14.7
14.6
15.2
14.8
-3%
1Q13 2Q13 3Q13 4Q13 1Q14
Average Loans
13.6
13.6
13.3
13.4
13.5
+1%
1Q13 2Q13 3Q13 4Q13 1Q14
Average Deposits
20.3
20.2
20.5
20.6
20.6
+1%
1Q13 2Q13 3Q13 4Q13 1Q14

$ in billions

Comerica Bank

9

Average Loan Growth of $1B
Among Highest in Peer Group


Total Loans
($ in billions)
Loan Yields
44.6
44.9
44.1
44.1
45.1
45.5
46.5
3.54
3.47
3.44
3.58
3.39
1Q13 2Q13 3Q13 4Q13 1Q14
Average Balances
4Q13 1Q14
Period-end


Average Loan Growth[1]
(1Q14 vs. 4Q13)
Peer Average: 1.1%
3.9%
2.3%
2.3%
2.1%
1.9%
1.3%
1.2%
0.8%
0.7%
0.2%
-0.9%
-1.4%
BOKF
CMA
STI
KEY
FITB
ZION
SNV
MTB
HBAN
BBT
RF
FHN

[1]Source: SNL Financial

Comerica Bank

10

Commercial Loan Growth of $679MM
Across Nearly All Business Lines



Commercial Loans
($ in billions)
National Dealer Floor Plan
Mortgage Banker
28.1
28.4
27.8
27.7
28.4
28.8
29.8
1.7
1.8
1.6
1.1
0.9
1.4
1.4
2.8
3.1
2.9
3.2
3.2
3.5
3.4
1Q13
2Q13
3Q13
4Q13
1Q14
4Q13
1Q14
Average Balances
Period-end

- Commitments grew $416MM to $53.2B[1], driven by increases in Commercial Real Estate, Energy & Technology and Life Sciences
- Line utilization of 48.3%, up from 47.1%[1]
- Loan pipeline increased with growth in nearly all business lines

1Q14 compared to 4Q13 • [1]Utilization of commercial commitments as a percentage of total commercial commitments at period-end

Comerica Bank

11

Deposits Remain Strong
Deposit Costs Declined Modestly



Strong Deposit Base
($ in billions)
Deposit Rates[1]
50.7
51.4
51.9
52.8
52.8
53.3
53.8
0.21
0.19
0.18
0.17
0.15
1Q13
2Q13
3Q13
4Q13
1Q14
4Q13
1Q14
Average Balances
Period-end



Lowest Cost of Deposits[2]
(In basis points)
27
26
20
20
20
19
19
19
12
11
10
8
SNV
BOKF
HBAN
STI
FITB
FHN
KEY
BBT
RF
ZION
MTB
CMA



Higher Deposits per Banking Center[3]
($ in millions)
56
65
68
70
74
76
89
97
101
101
111
RF
KEY
HBAN
BBT
FITB
SNV
STI
FHN
ZION
BOKF
CMA

[1]Interest cost on interest-bearing deposits • [2]Source: SNL Financial. 1Q14 interest incurred on deposits as a percentage of average deposits. • [3]Source: SNL Financial. Excludes MTB as amounts were not available as of 5/9/14

Comerica Bank

12

Loans by Business and Market

By Line of Business	1Q14	4Q13	1Q13
Middle Market			
General	$13.5	$13.2	$13.4
Energy	3.0	2.8	3.0
National Dealer Services	5.3	5.3	4.9
Entertainment	0.5	0.6	0.6
Tech. & Life Sciences	2.3	2.1	2.0
Environmental Services	0.9	0.8	0.8
Total Middle Market	$25.5	$24.8	$24.7
Corporate Banking			
US Banking	2.7	2.6	2.8
International	1.8	1.8	1.8
Mortgage Banker Finance	0.9	1.1	1.7
Commercial Real Estate	4.0	3.8	3.7
BUSINESS BANK	**$34.9**	**$34.1**	**$34.7**
Small Business	3.6	3.6	3.6
Retail Banking	1.8	1.7	1.7
RETAIL BANK	**$5.4**	**$5.3**	**$5.3**
Private Banking	4.8	4.7	4.6
WEALTH MANAGEMENT	**$4.8**	**$4.7**	**$4.6**
TOTAL	**$45.1**	**$44.1**	**$44.6**

By Market	1Q14	4Q13	1Q13
Michigan	$13.5	$13.4	$13.6
California	14.8	14.4	13.5
Texas	10.4	9.8	10.1
Other Markets	6.4	6.5	7.4
TOTAL	**$45.1**	**$44.1**	**$44.6**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions

Comerica Bank

13

Deposits by Business and Market

By Line of Business	1Q14	4Q13	1Q13
Middle Market			
General	$14.1	$13.9	$14.1
Energy	0.5	0.6	0.4
National Dealer Services	0.2	0.2	0.2
Entertainment	0.1	0.2	0.1
Tech. & Life Sciences	5.7	5.2	5.0
Environmental Services	0.1	0.2	0.2
Total Middle Market	$20.7	$20.3	$20.0
Corporate Banking			
US Banking	2.5	2.8	2.3
International	1.7	1.8	1.5
Mortgage Banker Finance	0.6	0.6	0.6
Commercial Real Estate	1.5	1.5	1.2
BUSINESS BANK	**$27.0**	**$27.0**	**$25.6**
Small Business	2.6	2.8	2.6
Retail Banking	18.8	18.6	18.4
RETAIL BANK	**$21.4**	**$21.4**	**$21.0**
Private Banking	3.8	3.9	3.7
WEALTH MANAGEMENT	**$3.8**	**$3.9**	**$3.7**
Finance/ Other	0.6	0.5	0.4
TOTAL	**$52.8**	**$52.8**	**$50.7**

By Market	1Q14	4Q13	1Q13
Michigan	$20.6	$20.6	$20.2
California	14.8	15.2	14.4
Texas	10.9	10.5	10.0
Other Markets	5.9	6.0	5.7
Finance/ Other	0.6	0.5	0.4
TOTAL	**$52.8**	**$52.8**	**$50.7**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions

Comerica Bank

14

15 General Middle Market At 3/31/14  Represents largest segment at 30% of total average loans  Strong pipeline  Average tenure of a relationship manager is 9 years 9.8 10.6 10.9 11 .4 11.2 11.2 12 .1 12.7 13 .5 13.5 14. 1 14.6 14.1 13.8 14.0 13.9 14. 1 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 13.6 13.4 13.0 13.0 13.0 13. 2 13.1 13.0 13.0 13.1 13.1 13.2 13 .4 13.5 13.2 13.2 13. 5 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 Average Loans($ in billions) Average Deposits($ in billions)Average Loans by Market(1Q14 average balance) California$4.1B 30% Texas$2.4B 18% Michigan$6.8B 50% Other Markets$0.2B 2% 16 National Dealer Services At 3/31/14 ● 1Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans) Toyota/Lexus15% Honda/Acura 15% Ford 9% GM 9% Chrysler 9% Mercedes 3%Nissan/ Infiniti 8%Other European 10% Other Asian 11% Other111% Franchise Distribution(Based on period-end loan outstandings) Geographic DispersionCalifornia 61% Texas 8%Michigan 19% Other 12% Average Loans($ in billions)  65+ years of Floor Plan lending, with over 20 years on a national basis  Top tier strategy  Focus on “Mega Dealer” (five or more dealerships in group)  Excellent credit quality  Robust monitoring of company inventory and performance 1.9 1.7 1.3 1.5 1.9 2.3 2.3 2.5 2.8 3.1 2.9 3.2 3.2 3.8 3.6 3.1 3.4 3.8 4.3 4.3 4.6 4.9 5.1 4.9 5.3 5.3 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 Floor Plan

17 Mortgage Banker Finance 1MBA Origination Volumes $ in billions. Source: Mortgage Bankers Association Mortgage Finance Forecast as of 3/17/14 Average Deposits($ in millions) Average Loans($ in millions) 40+ years’ experience with reputation for consistent, reliable approach  Provide short-term warehouse financing: bridge from origination of residential mortgage until sale into end market  Extensive backroom provides collateral monitoring and customer service  Focus on full banking relationships 360 481 52 3 551 6 37 513 372 399 4 41 454 49 7 62 5 645 665 643 566 565 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 425 707 943 1 ,101 566 61 4 923 1,53 5 1,48 3 1,50 7 1,99 6 2,09 4 1,73 7 1,81 5 1,60 5 1,10 9 886 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 MBA MortgageOrigination Volumes1 18 Energy At 3/31/14  30+ years’ experience through the cycles  Focus on middle market companies  Excellent credit quality  Deep relationships with significant ancillary noncredit products Average Loans($ in millions) 1,29 6 1,14 9 1,19 6 1,26 9 1,42 3 1,45 6 1,63 5 1,94 7 2,30 5 2,45 2 2,64 1 2,85 1 3,00 2 2,95 1 2,89 5 2,75 2 2,98 2 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 152 233 430 444 50 1 493 492 865 686 567 533 512 411 48 8 529 60 8 493 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 Average Deposits($ in millions) Natural Gas Oil Mixed Midstream11% Service15% Exploration & Production 74% Diverse Customer Base(Based on period-end loan outstandings)

19 Technology and Life Sciences At 3/31/14  20+ year history  Products and services tailored to meet the needs of emerging companies throughout their lifecycle  Strong relationships with top-tier investors  National business headquartered in Palo Alto, CA, operating from 13 offices in the U.S. and Toronto  Top notch relationship managers with extensive industry expertise Average Loans($ in billions) 1.1 1.1 1.1 1.2 1.2 1.2 1 .3 1.5 1. 6 1.7 1. 8 1.9 2.0 1.9 2.0 2 .1 2.3 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 3.3 3.4 3.3 3.5 3. 7 4.1 4.2 4.4 4 .7 5.1 5.2 5.2 5.0 5.0 5.1 5.2 5 .7 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 Average Deposits($ in billions) 20 Commercial Real Estate Line of Business At 3/31/14 ● 1Includes CRE line of business loans not secured by real estate 5.7 5.4 5.1 4.8 4.4 4.0 4.4 4.6 4.4 4.3 3.9 3.7 3.7 3.8 3.8 3.8 4 .0 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 Commercial MortgagesReal Estate ConstructionCommercial & Other Average Loans($ in billions) 4.7 4.8 4.9 5.2 5.4 1Q13 2Q13 3Q13 4Q13 1Q14 Commitments($ in billions; Based on Period-end commitments)  160+ years experience with focus on well-established developers, primarily in our footprint  Provide construction and mini-perm mortgage financing  Real Estate Construction average loans up for the past 6 quarters +14% 1

Small Business

- Serving companies with annual revenues generally between $2-$20MM
- Adding Relationship Managers in Texas, California & Arizona
- Recently streamlined loan approval process
- Expanded Business Banking Specialist Program



Average Loans
($ in billions)
3.5 3.4 3.3 3.3 3.2 3.2 3.6 3.6 3.5 3.4 3.4 3.5 3.6 3.6 3.6 3.6 3.6
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14



Average Deposits
($ in billions)
1.5 1.5 1.6 1.7 1.7 1.7 2.7 3.0 2.6 2.5 2.6 2.7 2.6 2.7 2.7 2.8 2.6
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14

Comerica Bank

21

Shared National Credit Relationships

- Approximately 865 borrowers
- Strategy: Pursue full relationships with ancillary business
- Comerica is agent for approx. 15%
- Adhere to same credit underwriting standards as rest of loan book
- Credit quality mirrors total portfolio



Period-end Loans of $10.1B
Mortgage Banker $0.1B 1%
Environmental Services $0.4B 4%
Commercial Real Estate $0.6B 6%
Entertainment $0.2B 2%
Corporate $2.8B 28%
Energy $3.0B 29%
Tech. & Life Sciences $0.3B 3%
National Dealer $0.4B 4%
General $2.3B 23%
= Total Middle Market (65%)

At 3/31/14 • Shared National Credit (SNC): Facilities greater than $20 million shared by three or more federally supervised financial institutions which are reviewed by regulatory authorities at the agent bank level.

Comerica Bank

22

Government Card Programs

Growing Average Noninterest-Bearing Deposits
($ in millions)



US Treasury Program
State Card Programs
185
290
532
650
720
948
1,221
1,369
2007
2008
2009
2010
2011
2012
2013
1Q14

- #1 prepaid card issuer[1] in US
- Service 32 state and local government benefit programs
- Service US Treasury DirectExpress Program:
  - Exclusive provider of prepaid debit cards with a contract through January 2015
  - Over 5 million cards registered
  - Phasing out checks[2]
    - As of 5/1/11, new benefit recipients
    - As of 3/1/13, current check recipients
  - 94% of Direct Express card holders report they are totally satisfied[3]
  - Nearly 8MM monthly benefit checks eliminated, resulting in significant taxpayer savings[4]

At 3/31/14 • [1]Source: the Nilson Report July 2013 • [2]Final rule announced 12/22/10 • [3]Based on a 2013 survey conducted by KRC Research • [4]Checks eliminated since December 2010. Source: U.S. Department of the Treasury

Comerica Bank

23

Continued Strong Credit Quality
One of the Lowest NCO Ratios Among Peers

1Q14 Net Charge-Off Ratio vs. Peers[1]
(In basis points)



-8
8
10
14
20
30
34
39
43
43
54
74
BOKF
ZION
CMA
KEY
MTB
SNV
STI
HBAN
FHN
RF
BBT
FITB

Net Loan Charge-offs
($ in millions)



NCO Ratio (In basis points)
24
17
19
13
12
21
15
18
12
10
1Q13
2Q13
3Q13
4Q13
1Q14

Criticized Loans[2]
($ in millions)



2,894
2,695
2,461
2,260
2,139
1Q13
2Q13
3Q13
4Q13
1Q14

Allowance for Loan Losses
($ in millions)



NPL Coverage
1.2
1.3
1.3
1.6
1.8
617
613
604
598
594
1Q13
2Q13
3Q13
4Q13
1Q14

[1]Source: SNL Financial • [2]Criticized loans are consistent with regulatory defined Special Mention, Substandard, Doubtful and Loss loan classifications

Comerica Bank

24

Nonperforming Assets

Nonaccrual Loans of $317MM



Private Banking $29MM
Commercial Real Estate $79MM
Small Business $79MM
Middle Market $51MM
Other $79MM

Nonperforming Assets of $352MM, a $31MM decrease, included[1]:
- Nonaccrual loans down $33MM
- Foreclosed Property of $14MM

Troubled Debt Restructurings (TDRs) of $173MM, included:
- $63MM Performing Restructured
- $21MM Reduced Rate
- $89MM Nonaccrual TDR

Nonperforming Assets
($ in millions)



Nonperforming Assets as a Percentage of Total Loans + ORE
555
500
478
383
352
1.23
1.10
1.08
0.84
0.76
1Q13
2Q13
3Q13
4Q13
1Q14

At 3/31/14 • [1]1Q14 compared to 4Q13

Comerica Bank

25

Securities Portfolio Stable

Securities Portfolio
($ in billions)



MBS
Other
MBS Yield
10.0
9.8
9.4
9.4
9.3
9.3
9.5
9.6
9.4
9.0
9.0
8.9
8.9
9.1
2.25
2.22
2.41
2.46
2.42
1Q13
2Q13
3Q13
4Q13
1Q14
Average Balances
4Q13
1Q14
Period-end

MBS Portfolio:
- Duration of 4.0 years[1]
  - Duration extends to 4.6 years under a 200 bps instantaneous rate increase[1]
- Net unrealized pre-tax loss of $10MM
- Net unamortized premium of $65MM
- Slower prepayment speeds (including a retrospective adjustment to premium amortization similar to 3Q13 & 4Q13) added $3MM or 12 bps to the yield
- Investing prepayments from MBS portfolio into Level 1 High Quality Liquid Assets (HQLA), such as GNMA securities

At 3/31/14 • [1]Estimated as of 3/31/14

Comerica Bank

26

Net Interest Income
Loan Growth & Lower Funding Costs Offset Low Rate Environment

Net Interest Income
($ in millions)



Accretion
NIM
416
11
405
414
7
407
412
8
404
430
23
407
410
12
398
2.88
2.83
2.79
2.86
2.77
1Q13
2Q13
3Q13
4Q13
1Q14

Net Interest Income and Rate NIM[1]:		
$430MM	4Q13	2.86%
-11	Loan accretion	-0.08
-7	2 fewer days in 1Q14	--
-2	Interest on non-accrual loans	-0.01
+8	$1B in loan growth	--
+1	Lower funding costs	--
-9	Lower loan yields: - 1bp 30-day LIBOR decline - Portfolio dynamics	-0.04
--	Excess liquidity decrease	+0.04
$410MM	1Q14	2.77%

[1]1Q14 compared to 4Q13

27

Interest Rate Sensitivity

Why is Comerica Asset Sensitive?

- Large proportion of floating rate loans and <5% have floors
- Securities comprise ≈15% of earning assets
- Relatively large deposit base
- Balance sheet is not currently hedged with interest rate swaps

Sensitivity: Gradual 200 bps Rate Rise[1] & Incremental Decrease in Avg. NIB[2] Deposits
Estimated Annual Impact to Net Interest Income
($ in millions)



213
202
180
$1B decrease in NIB deposits
$3B decrease in NIB deposits
1Q14
1Q14
1Q14

Loan Portfolio: Primarily Floating Rate



Libor-Based ~65%
Fixed Rate ~15%
Prime-Based ~20%

Noninterest-Bearing as a Percent of Total Deposits[3]
(1Q14 average balances)



27%
28%
28%
29%
30%
32%
33%
35%
37%
37%
41%
45%
FHN
SNV
BBT
HBAN
STI
FITB
RF
KEY
BOKF
MTB
ZION
CMA

At 3/31/14 • [1]Analysis based on non-parallel gradual 200 basis point increase in interest rates over 12 months; For methodology see the Company's Form 10Q, as filed with the SEC. Estimates based on simulation modeling analysis. • [2]NIB = Noninterest-bearing • [3]Source: SNL Financial

28

Noninterest Income


Noninterest Income
($ in millions)
Customer-Driven[1]
Noncustomer-Driven
213
222
228
219
208
28
31
33
29
24
185
191
195
190
184
1Q13
2Q13
3Q13
4Q13
1Q14

Customer-driven fee income:

- $8MM Commercial Lending Fees (primarily slow syndication activity)
- $2MM Customer Derivatives
+$1MM Deposit Service Charges
+$1MM Fiduciary Income
+$1MM Brokerage Fees

Noncustomer-driven fee income:

- $4MM Deferred Comp (offset in expenses)

- Numbers presented reflect adoption of GAAP amendment related to projects that qualify for low-income housing tax credit[2]

1Q14 compared to 4Q13 • [1]Customer-driven fee income includes service charges on deposit accounts, fiduciary income, commercial lending fees, letter of credit fees, card fees, foreign exchange income, brokerage fees and customer-driven components of other noninterest income • [2]Offsetting impact to other noncustomer-driven income and provision for income taxes

Comerica Bank

29

Continued Tight Expense Control


Noninterest Expense
($ in millions)
Litigation-Related Expenses
416
416
417
473
52
406
1Q13
2Q13
3Q13[1]
4Q13
1Q14

Noninterest expenses decline $67MM:

- $49MM Litigation-related Expenses, following unfavorable jury verdict impacting 4Q13
- $11MM Salaries & Benefits:
  - $13MM Pension Expense
  - $4MM Deferred Comp (offset in noninterest income)
  +$6MM Annual stock comp & higher payroll taxes partially offset by 2 fewer days & lower healthcare
- Smaller decreases in several categories

1Q14 compared to 4Q13 • [1]3Q13 litigation-related expenses were a benefit of $4MM

Comerica Bank

30

31 At 3/31/14 ● 1Source: SNL Financial Noninterest Expenses Decline YoY1(1Q14 vs. 1Q13) -9.1% -8.5% -3.7% -3.1% -2.8% -2.8% -1.2% -1.0% -0.6% 0.2% 0.4% 11.3 % BOK F FHN RF CMA FITB KE Y SNV BBT ST I ZIO N HBA N MTB  Utilizing technology to improve productivity  Selected outsourcing of services  Lower pension expense due to improved market performance and long-term rates Expenses Opportunities Controlling What We Can ControlExpense Discipline 4,979 5,161 5,350 5,469 5,632 5,690 5,780 5,898 6,460 6,795 6,925 7,374 RF HBAN ZION BBT FHN SNV MTB BOKF KEY FITB STI CMA Assets Per Employee1($ in 000’s) 32 Active Capital Management 1Source: SNL Financial. Excludes RF as amounts were not available as of 5/9/14 ● 2Outlook as of 5/12/14 Tangible Common Equity Ratio1(As of 3/31/14) 10.7 8 10.2 0 10.1 3 10.0 6 8.93 8.58 8.41 8.37 8.33 8.24 7.61 SNV CMA KE Y BOK F FITB HBA N STI FHN MTB ZIO N BBT 2013 Capital Plan completed:  $288MM or 6.9MM shares repurchased 2Q13 through 1Q14• $72MM or 1.5MM shares repurchased in 1Q14  Increased quarterly dividend 12% to $0.19 per share in 1Q14 2014 Capital Plan target2:  Up to $236MM share repurchases over four quarters (2Q14 through 1Q15)  Increased quarterly dividend 5% to $0.20 per share in 2Q14 Average diluted shares of 186.7MM, increased 535,000 from 4Q13 due to:  Increased average stock price affecting dilution from warrants and employee options  Vesting of annual employee stock grants

Solid Shareholder Return
Increasing Bottom Line & Book Value

Shareholder Payout



Shares Repurchased
Dividend
47%
79%
76%
19%
21%
23%
FY11
FY12
FY13

Dividends Per Share[1] Growth

($ per share)



0.40
0.55
0.68
+70%
2011
2012
2013

Book Value Per Share Growth[2]

($ per share)



34.79
36.86
39.22
+13%
2011
2012
2013

Earning Per Share Growth

($ per share)



2.09
2.67
2.85
+36%
2011
2012
2013

[1]Dividends per common share • [2]Numbers presented reflect adoption of U.S. GAAP amendment related to projects that qualify for the low-income housing tax credit

33

Maintaining Focus on Long-Term Goals
Moving Toward Goals, Despite Prolonged Low Rate Environment

Efficiency Ratio[1]



71.2%
67.9%
67.3%
65.8%
Long-Term Goal:
Below 60%
2011
2012
2013
1Q14

Return on Average Assets (ROA)



0.69%
0.83%
0.85%
0.86%
Long-Term Goal:
Above 1.30%
2011
2012
2013
1Q14

Goal as of 5/12/14 • [1]Numbers presented reflect adoption of U.S. GAAP amendment related to projects that qualify for the low-income housing tax credit

34

Factors Expected to Drive Long-Term Efficiency Ratio Goal



Efficiency Ratio: 67%
2013
Expense Growth of 0 - 2%
• Continued focus on operating leverage
Fee Income Growth of 2 - 4%
• Increase cross-sell penetration
• Collaboration between businesses
Loan Growth of 3 - 5%
Focused growth:
• Target markets
• Allocation of resources to faster growing businesses
• Relationship driven
Fed Funds
≈1%
≈2%
Normal (≈3.5%)
• Normalized rates not necessary to reach long-term goal
Efficiency Ratio: <60%
Long-Term Goal1

Goal as of 5/12/14

35

Holding Company Debt Rating

	Senior Unsecured/Long-Term Issuer Rating	S&P	Moody's	Fitch
Peer Banks	BB&T	A-	A2	A+
	BOK Financial	A-	A2	A
	Comerica	**A-**	**A3**	**A**
	M&T Bank	A-	A3	A-
	KeyCorp	BBB+	Baa1	A-
	Fifth Third	BBB+	Baa1	A
	SunTrust	BBB	Baa1	BBB+
	Huntington	BBB	Baa1	A-
	Regions Financial	BBB-	Ba1	BBB-
	Zions Bancorporation	BBB-	Ba1	BBB-
	First Horizon National Corp	BB+	Baa3	BBB-
	Synovus Financial Corp	BB-	B1	BB
Large Banks	Wells Fargo & Company	A+	A2	AA-
	U.S. Bancorp	A+	A1	AA-
	JP Morgan	A	A3	A+
	PNC Financial Services Group	A-	A3	A+
	Bank of America	A-	Baa2	A

As of 5/1/14 • Source: SNL Financial • Debt Ratings are not a recommendation to buy, sell, or hold securities

36

Supplemental Financial Data

Reconciliation of non-GAAP financial measures with financial measures defined by GAAP ($ in millions)

	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13
Tier 1 and Tier 1 common capital[1]	6,962	6,895	6,862	6,800	6,748
Risk-weighted assets[1]	65,788	64,825	64,027	65,220	65,099
Tier 1 and Tier 1 common capital ratio	***10.58%***	***10.64%***	***10.72%***	***10.43%***	***10.37%***
Total shareholders' equity	$7,283	$7,150	$6,966	$6,908	$6,985
Less: Goodwill	635	635	635	635	635
Less: Other intangible assets	16	17	18	20	21
Tangible common equity	$6,632	$6,498	$6,313	$6,253	$6,329
Total assets	$65,681	$65,224	$64,667	$62,944	$64,882
Less: Goodwill	635	635	635	635	635
Less: Other intangible assets	16	17	18	20	21
Tangible assets	$65,030	$64,572	$64,014	$62,289	$64,226
Tangible common equity ratio	***10.20%***	***10.07%***	***9.87%***	***10.04%***	***9.86%***

The Tier 1 common capital ratio removes preferred stock and qualifying trust preferred securities from Tier 1 capital as defined by and calculated in conformity with bank regulations. The tangible common equity ratio removes preferred stock and the effect of intangible assets from capital and the effect of intangible assets from total assets.

The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry.

[1]Tier 1 Capital and risk-weighted assets as defined and calculated in accordance with regulation.

Numbers presented reflect adoption of U.S. GAAP amendment related to projects that qualify for the low-income housing tax credit.

Comerica Bank

37

Supplemental Financial Data

Tier 1 Common Equity under Basel III ($ in millions)

Basel III Tier 1 Common Capital Ratio	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13
Tier 1 common capital[1]	$6,962	$6,895	$6,862	$6,800	$6,748
Basel III adjustments[2]	(2)	(6)	(4)	--	(1)
Basel III Tier 1 common capital[2]	$6,960	$6,889	$6,858	$6,800	$6,747
Risk-weighted assets[1]	$65.788	$64,825	$64,027	$65,220	$65,099
Basel III adjustments[2]	1,590	1,754	1,726	2,091	1,996
Basel III risk-weighted assets[2]	$67,378	$66,579	$65,753	$67,311	$67,095
Tier 1 common capital ratio	10.6%	10.6%	10.7%	10.4%	10.4%
Basel III Tier 1 common capital ratio[2]	10.3%	10.3%	10.4%	10.1%	10.1%

The Tier 1 common capital ratio removes preferred stock and qualifying trust preferred securities from Tier 1 capital as defined by and calculated in conformity with bank regulations. The Basel III Tier 1 common capital ratio further adjusts Tier 1 common capital and risk-weighted assets to account for the final rule approved by U.S. banking regulators in July 2013 for the U.S. adoption of the Basel III regulatory capital framework. The final Basel III capital rules are effective January 1, 2015 for banking organizations subject to the standardized approach.

The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry.

[1]Tier 1 Capital and risk-weighted assets as defined in accordance with regulation.

[2]Estimated ratios based on the standardized approach in the final rule for the U.S. adoption of the Basel III regulatory capital framework and excluding most elements of AOCI.

Numbers presented reflect adoption of U.S. GAAP amendment related to projects that qualify for the low-income housing tax credit

Comerica Bank

38